1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,

John

R.

Howe,

Executive

Vice

President,

Chief

Financial

Officer

of

The

Cato

Corporation

(the
“Company”), certify, pursuant to Section

906 of

the Sarbanes-Oxley Act of 2002, 18

U.S.C. Section

1350,
that on

the date

of this

Certification:
1.
the Form

10-Q of the

Company

for the

quarter

ended October

30, 2021

(the “Report”)

fully complies

with
the requirements

of Section

13(a) or

15(d) of

the Securities

Exchange

Act of

1934;

and
2.

the information

contained

in the Report

fairly presents,

in all material

respects,

the financial

condition

and

results

of operations

of the

Company.
Dated: November 19, 2021

/s/ John R. Howe

John R. Howe

Executive Vice President

Chief Financial Officer